Exhibit 24

                                                                   Exhibit 24


                               POWER OF ATTORNEY


	Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles
K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, William
J. Shea, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


       Signature               Title                       Date
       ---------               -----                       ----

                             Chief Executive Officer
/s/ CHARLES K. GIFFORD	     and Director (Chief
-------------------------
(Charles K. Gifford)         Executive Officer)            December 31, 1996


/s/ WILLIAM M. CROZIER, JR.  Chairman of the Board of
---------------------------
(William M. Crozier, Jr.)    Directors and Director        December 31, 1996


                             President and Chief
/s/ HENRIQUE D. MEIRELLES    Operating Officer and
-------------------------
(Henrique D. Meirelles)      Director                      December 31, 1996


                             Vice Chairman, Chief
                             Financial Officer and
/s/ WILLIAM J. SHEA          Treasurer (Chief Financial
-------------------------
(William J. Shea)            Officer)                      December 31, 1996


/s/ ROBERT T. JEFFERSON	     Comptroller (Chief
-------------------------
(Robert T. Jefferson)        Accounting Officer)           December 31, 1996

/s/ WAYNE A. BUDD
-------------------------
(Wayne A. Budd)              Director                      December 31, 1996


/s/ JOHN A. CERVIERI JR.
-------------------------
(John A. Cervieri Jr.)       Director                      December 31, 1996


/s/ WILLIAM F. CONNELL
-------------------------
(William F. Connell)         Director                      December 31, 1996

/s/ GARY L. COUNTRYMAN
-------------------------
(Gary L. Countryman)         Director                      December 31, 1996


/s/ ALICE F. EMERSON
-------------------------
(Alice F. Emerson)           Director                      December 31, 1996

/s/ THOMAS J. MAY
-------------------------
(Thomas J. May)              Director                      December 31, 1996

/s/ DONALD F. McHENRY
-------------------------
(Donald F. McHenry)          Director                      December 31, 1996


/s/ PAUL C. O'BRIEN
-------------------------
(Paul C. O'Brien)            Director                      December 31, 1996


/s/ THOMAS R. PIPER
-------------------------
(Thomas R. Piper)            Director                      December 31, 1996


/s/ JOHN W. ROWE
-------------------------
(John W. Rowe)               Director                      December 31, 1996


/s/ RICHARD A. SMITH
-------------------------
(Richard A. Smith)           Director                      December 31, 1996


/s/ GLENN P. STREHLE
-------------------------
(Glenn P. Strehle)           Director                      December 31, 1996


/s/ WILLIAM C. VAN FAASEN
-------------------------
(William C. Van Faasen)      Director                      December 31, 1996


/s/ THOMAS B. WHEELER
-------------------------
(Thomas B. Wheeler)          Director                      December 31, 1996


/s/ ALFRED M. ZEIEN
------------------------
(Alfred M. Zeien)            Director                      December 31, 1996